UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 1, 2008

_______________________________

TALEO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Boulevard, Suite 400
Dublin, CA 94568
(Address of principal executive offices, including zip code)

(925) 452-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note

Taleo Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on July 3, 2008 (the “Original Filing”), which reported the completion of its acquisition of Vurv Technology, Inc. (“Vurv”), to include the required financial statements and pro forma financial information. In the Original Filing, the Company stated that, if required, any financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing must be filed.  The disclosure under Item 9.01 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 9.01 of this Amendment No. 1.

Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Vurv Technology, Inc. and Subsidiaries as of January 31, 2008 and 2007and for the three years ended January 31, 2008 are being filed as Exhibit 99.1 to this Form 8-K/A. The unaudited condensed consolidated financial statements of Vurv Technology, Inc., as of April 30, 2008, and for each of the three months ended April 30, 2008 and 2007, are being filed as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma combined condensed consolidated balance sheet of Taleo Corporation as of June 30, 2008 and the unaudited pro forma combined condensed consolidated statement of operations of Taleo Corporation for the twelve month period ended December 31, 2007 and the six month period ended June 30, 2008, giving effect to the acquisition of Vurv, are being filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

2.1*
Agreement and Plan of Reorganization as of May 5, 2008, by and among Taleo Corporation Vurv, Dolphin Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Taleo, Porpoise Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of Taleo, and with respect to Articles VII, VIII and IX only, Derek Mercer as Stockholder Representative and U.S. Bank National Association as Escrow Agent..

23.1	Consent of Deloitte & Touche LLP, Independent Public Accounting Firm
23.2	Consent of Ernst & Young LLP, Independent Certified Public Accountants
99.1	Consolidated financial statements of Vurv Technology, Inc. and Subsidiaries, as of January 31, 2008 and 2007, and for each of the three years in the period ended January 31, 2008.
99.2	Unaudited consolidated financial statements of Vurv Technology, Inc. and Subsidiaries, as of April 30, 2008, and for each of the three months ended April 30, 2008 and 2007.
99.3
Unaudited pro forma combined condensed balance sheet of Taleo Corporation as of June 30, 2008 and unaudited pro forma combined condensed statement of operations of Taleo Corporation for the twelve month period ended December 31, 2007 and the six month period ended June 30, 2008, giving effect to the acquisition of Vurv.

*           Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/s/
Katy Murray Chief Financial Officer

Date:  September 15, 2008

EXHIBIT INDEX

Exhibit No.	Description

2.1*
Agreement and Plan of Reorganization as of May 5, 2008, by and among Taleo Corporation Vurv, Dolphin Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Taleo, Porpoise Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of Taleo, and with respect to Articles VII, VIII and IX only, Derek Mercer as Stockholder Representative and U.S. Bank National Association as Escrow Agent.

23.1	Consent of Deloitte & Touche LLP, Independent Public Accounting Firm
23.2	Consent of Ernst & Young LLP, Independent Certified Public Accountants
99.1	Consolidated financial statements of Vurv Technology, Inc. and Subsidiaries, as of January 31, 2008 and 2007, and for each of the three years in the period ended January 31, 2008.
99.2	Unaudited consolidated financial statements of Vurv Technology, Inc. and Subsidiaries, as of April 30, 2008, and for each of the three months period ended April 30, 2008 and 2007.
99.3
Unaudited pro forma combined condensed balance sheet of Taleo Corporation as of June 30, 2008 and unaudited pro forma combined condensed statement of operations of Taleo Corporation for the twelve month period ended December 31, 2007 and the six month period ended June 30, 2008, giving effect to the acquisition of Vurv.

*           Previously filed.